SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) July 28, 2005


                          DATA SYSTEMS & SOFTWARE INC.
           (Exact name of Registrants as Specified in their Charters)


   Delaware                             0-19771                    22-2786081
--------------------------------------------------------------------------------
(States or Other Jurisdiction   (Commission file Numbers)       (IRS Employer
of Incorporation)                                           Identification Nos.)


                     200 Route 17, Mahwah, New Jersey 07430
               (Address of Principal Executive Offices) (Zip Code)


        Registrants' telephone number, including area code (201) 529-2026
                                                           --------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-2 under the Exchange Act (17 CFR 240.14a-2)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

      On July 28, 2005, the Registrant announced that it and the other shareholders of the Registrant's dsIT Technologies Ltd. subsidiary entered into a definitive agreement for the sale of dsIT's outsourcing consulting business to Taldor Computer Systems (1986) Ltd. (TASE: TALD). The Registrant's press release announcing the definitive agreement is attached as Exhibit 99.1 hereto.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c)      Exhibits

         99.1 Press Release dated July 28, 2005 regarding the definitive agreement for the sale of the outsourcing consulting business of dsIT Technologies Ltd.

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 2nd day of August 2005.


                              DATA SYSTEMS & SOFTWARE, INC.


                              By:    /s/Yacov Kaufman
                                     ------------------------------------------
                              Name:  Yacov Kaufman
                              Title: Vice-President and Chief Financial Officer